                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement  on Form S-3 of our  report  dated  March  26,  2004  relating  to the financial  statements,  which appears in The Quigley Corporation's Annual Report on Form 10-K for the year  ended  December  31,  2003.  We also  consent  to the references to us under the headings "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 14, 2004